UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-21552

        J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

383 Madison Avenue

    New York, NY 10179

(Address of principal executive offices) (Zip code)

Abby L. Ingber, Esq.

J.P. Morgan Private Investments Inc.

4 New York Plaza

    New York, NY 10004

(Name and address of agent for service)

Copy to:

Stephen Cohen, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2025

(Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2025

(Unaudited)

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Market Overview (Unaudited)

As of September 30, 2025

The economy slowed during the period from April 1, 2025 to September 30, 2025 (the “Reporting Period”) and the U.S. has so far avoided a recession, demonstrating resilience despite ongoing trade uncertainties and higher tariffs. The MSCI USA Index, the MSCI World ex-USA Index and the MSCI Emerging Markets Index returned 19.9%, 16.8%, and 22.9%, respectively, during the Reporting Period.

Equities are back near all-time highs, supported by strong corporate earnings, particularly in sectors such as Technology, Financials, and Health Care. Bond yields declined from cycle highs but remained elevated compared to pre-COVID levels. The Bloomberg U.S. 1-3 Month Treasury Bills Index, the Bloomberg Global-Aggregate Total Return Hedged USD Index and the MSCI World Index returned 2.2%, 2.6%, and 18.9%, respectively, during the Reporting Period.

While consumption growth slowed and business sentiment softened, key economic indicators held steady. The unemployment rate rose from cycle lows but remained stable at 4.3%, and inflation stayed within one percentage point of the Federal Reserve’s 2% target. The Federal Reserve continued to prioritize supporting the labor market and maintained an easing bias, with interest rates expected to remain lower for the near term. These factors underscored the economy’s ability to withstand external pressures and maintain stability amid persistent trade and policy uncertainties.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

 Fund Commentary (Unaudited)

 Period of April 1, 2025 through September 30, 2025

Reporting Period Return

J.P. Morgan Access Multi-Strategy Fund, L.L.C.		5.36%*

Hedge Fund Research, Inc. (HFRI) Fund of Funds Diversified Index		7.05%

Members’ Capital as of 9/30/2025 (In Thousands)	$	79,372

INVESTMENT OBJECTIVES AND STRATEGY**

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) is currently in liquidation. Prior to entering liquidation the Fund was an actively managed registered “fund of hedge funds” with a target portfolio of 20-25 single strategy and diversified hedge funds. The Fund sought to fully complement an existing traditional stock and bond portfolio with a focus on generating consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed income markets. While in liquidation and in the process of transitioning its portfolio, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s assets primarily among professionally selected investment funds (commonly referred to as hedge funds) (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. Investment Funds generally pursue “absolute return” in that they seek to achieve positive returns, by, for example, taking long and short positions and by engaging in various hedging strategies, regardless of the performance of the traditional equity and fixed income markets. There can be no assurance that the Fund will achieve its investment objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

On June 18, 2025, the Board of Directors of the Fund approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation (“Plan of Liquidation”). During the Reporting Period, the Fund posted a 5.36% return, net of fees, and underperformed relative to the HFRI Fund of Funds Diversified Index (the “Index”). The Fund’s performance during the Reporting Period reflects the process of liquidating holdings to cash pursuant to the Plan of Liquidation, with initial liquidation trades instructed beginning on June 30, 2025. The Fund’s overall returns during the Reporting Period may not be indicative of its long-term performance and were influenced by the proceeds from asset sales. References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

* The return shown is based on the Members’ Capital calculated for Member transactions. Certain adjustments were made to the Members’ Capital of the Fund at September 30, 2025 for financial reporting purposes, and as a result, the Members’ Capital for Member transactions and the total return based on that Members’ Capital may differ from the adjusted Members’ Capital and the total return for financial reporting.

** There was no assurance the Fund would achieve its investment objective.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Event Driven, Long/Short Equities, Opportunistic/Macro and Relative Value strategies comprised approximately 56% of the Fund’s strategy exposure at the end of the Reporting Period. During the Reporting Period, all four strategies contributed positively to the Fund’s performance. Long/Short Equities and Event Driven strategies’ returns were primarily attributed to a rally in global equities and credit markets, and a recovery in merger activity. Managers exhibiting a higher market directionality did particularly well, specifically those with technology-specific equity and distressed credit exposures. Opportunistic/Macro generated returns across Discretionary and Quantitative Macro exposures, offsetting losses from Trend-Following strategies. Macro managers benefited from tactically trading exposures across interest rates and currencies, and from long-biased positioning in equities and metals. Relative Value continued to post broad-based positive performance from Equity Market Neutral, Convertible Arbitrage, Multi-Strategy, and Securitized Fixed Income based strategies.

HOW WAS THE FUND POSITIONED?

As of the end of the Reporting Period, the Fund continued to be allocated across the four main hedge fund strategies, Long/Short Equities, Opportunistic/Macro, Relative Value and Event Driven, but maintains a higher than historical level of cash from liquidation proceeds. The Fund continues to transition its portfolio to cash and cash equivalents pursuant to the terms of the Plan of Liquidation. The Fund currently anticipates paying liquidating distributions in more than one installment, with an initial liquidating distribution being paid during the fourth calendar quarter of 2025 and the final liquidating distribution being paid during the third calendar quarter of 2027, although market, economic or other factors, including the timing of the Fund’s receipt of proceeds of redemptions from Investment Funds, could result in the Fund’s liquidating distributions being paid earlier or later than anticipated.

The percentages on this graph are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0% to 3% annually of Members’ Capital and performance fees of 10% to 35% of net profits earned.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2025

	Inception Date of Fund	1 Year	5 Year	10 Year	Since Inception

J.P. Morgan Access Multi-Strategy Fund, L.L.C.	April 6, 2004	9.69%	5.70%	3.74%	3.19%

The allocation of the various strategies employed by the Fund may change and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest Confidential Private Placement Memorandum, dated July 25, 2025, the gross and net expense ratios for the Fund were 14.17% and 13.13% for the fiscal year ended March 31, 2025, respectively. These ratios include the acquired fund fees and expenses from the Investment Funds. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The graph illustrates comparative performance for $50,000 invested in the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the Hedge Fund Research, Inc. Funds of Funds Diversified Index from October 1, 2015 to September 30, 2025.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the HFRI Funds of Funds Diversified Index is provided for illustrative purposes only. The securities comprising the Index may have substantially different characteristics than investments held by the Fund and the Index does not represent the strategy of the Fund. Comparisons to the Index have limitations because the Index has volatility, asset composition and other material characteristics that may differ from the Fund. Although the performance of the Index reflects the returns of constituent hedge funds, net of expenses, the Index itself is unmanaged and no expenses are deducted at the

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Index level. The performance of the Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Index performance information is as of September 30, 2025 unless otherwise indicated. Index returns may be estimates and subject to change without notice. The HFRI Funds of Funds Diversified Index may reflect estimated returns for up to four months. Because of these estimates, the performance of the Index should not be relied upon as an accurate measure of comparison and should not be relied upon in making an investment decision with respect to the Fund.

HFRI Funds of Funds Diversified Index is a widely used hedge fund benchmark. Fund of Funds classified as “Diversified” exhibit one or more of the following characteristics: invests in a variety of strategies among multiple managers; historical annual return and/or a standard deviation generally similar to the HFRI Fund of Fund Composite Index; demonstrates generally close performance and returns distribution correlation to the HFRI Fund of Fund Composite Index. A fund in the HFRI Fund of Funds Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets. The Index definition can be found at www.hedgefundresearch.com.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

September 30, 2025

(Unaudited)

Investment Funds (a)	Cost ($)	Value ($)	% of Members’ Capital		Liquidity (b)
Event Driven
Antara Capital Onshore Fund LP (c)	4,493,432	1,385,068	1.75		Side Pocket*
Antara Capital Onshore Fund LP Participation Note, 3/31/2024	663,667	296,274	0.37		See below(g)
Antara Capital Onshore Fund LP Participation Note, 6/30/2024	534,836	292,973	0.37		See below (g)
Antara Capital Onshore Fund LP Participation Note, 9/30/2024	650,784	291,214	0.37		See below (g)
HG Vora Special Opportunities Fund, L.P. (c)	2,889,928	3,053,052	3.85		Quarterly
Silver Point Capital Fund, L.P. (c)	3,287,480	3,679,963	4.64		Annual
Third Point Partners Qualified, L.P. (c)	468,084	438,632	0.55		Quarterly

Total	12,988,211	9,437,176	11.90

Long/Short Equities
Coatue Qualified Partners, L.P. (c)	352,548	391,058	0.49		Quarterly
Echo Street Capital SPV 4, LLC	51,738	50,486	0.06		Side Pocket*
Redmile Capital Fund LP (c)	119,894	20,743	0.03		See below(g)
RTW Onshore Fund One, LP (c)	1,900,000	1,853,920	2.34		Quarterly
Torus Feeder 2 LP (c)	5,100,000	5,546,827	6.99		Monthly
Viking Global Equities, L.P. (c)	5,253,202	6,361,574	8.01		Annual

Total	12,777,382	14,224,608	17.92

Opportunistic/Macro
Brevan Howard Alpha Strategies Fund, L.P. (c)	2,800,000	3,127,061	3.94		Monthly
Kirkoswald Global Macro Fund LP (c)	3,009,487	3,479,918	4.38		Quarterly
Prism Feeder 2 LP (c)	5,100,000	5,117,728	6.45		Monthly

Total	10,909,487	11,724,707	14.77

Relative Value
Jain Global Onshore Fund LP (c)	4,550,355	4,633,597	5.84		Quarterly
King Street Capital, L.P. (c)	49,008	91,120	0.11		Side Pocket*
Linden Investors LP (c)	2,120,777	2,912,530	3.67		Quarterly
Magnetar Capital Fund, L.P.	89	274	0.00	(d)	Side Pocket*
SPF Securitized Products Fund L.P. (c)	2,427,572	3,426,136	4.32		Quarterly
Verition Multi-Strategy Fund LLC (c)	4,200,000	4,623,275	5.82		Quarterly

Total	13,347,801	15,686,932	19.76

Total Investments in Investment Funds	50,022,881	51,073,423	64.35

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

September 30, 2025

(Unaudited)

Registered Investment Companies	Cost ($)	Value ($)	% of Members’ Capital	Liquidity

Short-Term Investment
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 3.99% (e),(f)	39,934,123	39,934,123	50.31	Daily

Total Investments in Registered Investment Companies	39,934,123	39,934,123	50.31

Total Investments	89,957,004	91,007,546	114.66

Liabilities, less other Assets		(11,635,931)	(14.66)

Members’ Capital		79,371,615	100.00

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period.
(c)

Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit was $50,142,202 as of September 30, 2025.

(d)	Amount rounds to less than 0.005%.
(e)

Investment in affiliate. As of September 30, 2025, the Fund held 39,934,123 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds.

(f)	The rate shown is the current yield as of September 30, 2025.
(g)

Full redemption request submitted and effective 12/31/2023. The remaining portion represents proceeds deferred until the underlying fund liquidates its illiquid assets, the timing of which remains uncertain.

*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

September 30, 2025

(Unaudited)

Assets

Cash	$1,978,200
Investments in non-affiliates, at value (cost $50,022,881)	51,073,423
Investments in affiliates, at value (cost $39,934,123)	39,934,123
Receivable for Investment Funds sold	129,615,890
Dividend receivable from affiliates	133,572
Prepaid expenses	120,407

Total assets	222,855,615

Liabilities
Distributions payable	142,399,338
Professional fees payable	651,624
Repurchase Interests proceeds payable	300,042
Administration Fee payable	47,763
Other accrued expenses	85,233

Total liabilities	143,484,000

Members’ Capital	$79,371,615

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the six months ended September 30, 2025

(Unaudited)

Investment income
Dividend income from affiliates	$452,206
Dividend income from non-affiliates	259,019

Total investment income	711,225

Expenses
Management Fee (see Note 3)	1,101,290
Professional fees	344,281
Administration Fee (see Note 3)	143,168
Fund accounting and custodian fees	116,335
Credit facility fees (see Note 4)	81,333
Insurance	59,292
Investor servicing fees	27,788
Directors’ fees	11,682
Other	29,032

Total expenses	1,914,201

Less: Waivers and/or expense reimbursements (see Note 3)	(571,100)

Net expenses	1,343,101

Net investment income (loss)	(631,876)

Realized and unrealized gain (loss)
Net realized gain (loss) from investments in non-affiliates	70,837,427
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	(58,749,302)

Net realized and unrealized gain (loss)	12,088,125

Net increase (decrease) in Members’ Capital resulting from operations	$11,456,249

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the six months ended September 30, 2025 (Unaudited)

	Managing Member*	Other Members	Total
From investment activities

Net investment income (loss)	$–	$(631,876)	$(631,876)
Net realized gain (loss) from investments in non-affiliates	–	70,837,427	70,837,427
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	(58,749,302)	(58,749,302)
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	11,456,249	11,456,249

From Members’ Capital transactions

Capital contributions	–	1,369,000	1,369,000
Repurchase fee	–	375	375
Capital repurchases	–	(6,000,842)	(6,000,842)
Distributions	–	(142,399,338)	(142,399,338)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(147,030,805)	(147,030,805)

Net change in Members’ Capital	–	(135,574,556)	(135,574,556)

Members’ Capital at beginning of period	–	214,946,171	214,946,171

Members’ Capital at end of period	$–	79,371,615	79,371,615

For the year ended March 31, 2025
	Managing Member*	Other Members	Total
From investment activities

Net investment income (loss)	$–	$(3,362,125)	$(3,362,125)
Net realized gain (loss) from investments in non-affiliates	–	11,440,712	11,440,712
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	4,794,179	4,794,179
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	12,872,766	12,872,766

From Members’ Capital transactions

Capital contributions	–	18,898,000	18,898,000
Repurchase fee	–	2,716	2,716
Capital repurchases	–	(26,408,231)	(26,408,231)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(7,507,515)	(7,507,515)

Net change in Members’ Capital	–	5,365,251	5,365,251

Members’ Capital at beginning of year	–	209,580,920	209,580,920

Members’ Capital at end of year	$–	$214,946,171	$214,946,171

*	MSFMM, Inc. is the Fund’s Managing Member and has a capital contribution of less than $1 in the Fund.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the six months ended September 30, 2025

(Unaudited)

Cash flows from operating activities

Net increase (decrease) in Members’ Capital resulting from operations	$11,456,249
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(5,659,019)
Sales of non-affiliated Investment Funds and registered investment companies	47,945,280
Sales of short-term investments in affiliates, net	(27,052,892)
Net realized (gain) loss from investments in non-affiliates	(70,837,427)
Net change in unrealized (appreciation) depreciation on investments in non-affiliates	58,749,302
Increase in dividend receivable from affiliates	(103,612)
Increase in prepaid expenses	(74,644)
Decrease in professional fees payable	(446)
Decrease in Administration Fee payable	(54)
Decrease in Management Fee payable	(364,954)
Decrease in credit facility fees payable	(14,125)
Decrease in other accrued expenses	(83,662)

Net cash provided by operating activities	13,959,996

Cash flows from financing activities

Capital redemptions, including change in repurchase Interests proceeds payable and repurchase fees	(11,981,796)

Net cash used in financing activities	(11,981,796)

Net change in cash and cash equivalents	1,978,200

Cash at beginning of period	–

Cash at end of period	$1,978,200

Supplemental disclosure of cash flow information

Distributions payable	$142,399,338

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to the other Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member (a).

	For the six months ended September 30, 2025	Years Ended March 31,
	(Unaudited)	2025	2024	2023	2022	2021
Total return	5.36% (c)	6.22%	8.91%	(1.43%) (b)	2.53%	18.06%
Ratios to the other Members’ Capital:
Expenses, before waivers	1.95% (d)	1.82%	1.86%	1.78%	1.68%	1.67%
Expenses, net of waivers	1.35% (d)	1.81%	1.85%	1.77%	1.67%	1.66%

Net investment income (loss), before waivers	(1.24%) (d)	(1.59%)	(1.68%)	(1.73%)	(1.68%)	(1.67%)
Net investment income (loss), net of waivers	(0.64%) (d)	(1.58%)	(1.67%)	(1.72%)	(1.67%)	(1.66%)

Portfolio turnover rate	3.14% (c)	17.40%	18.20%	14.54%	15.49%	22.17%

Members’ Capital applicable to other Members	$79,371,615	$214,946,171	$209,580,920	$216,224,564	$245,633,340	$246,525,418

The above ratios and total returns are calculated for other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation, if any.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)

J.P. Morgan Investment Management Inc. (“JPMIM” and “Special Member”), the Fund’s previous investment adviser, holds a position in the Fund as of September 30, 2025 that amounts to less than 0.005% of Members’ Capital. JPMIM previously served as investment adviser since the Fund’s inception date of April 6, 2004, through September 30, 2021.

(b)	The total return would have been (1.56%) had the Investment Manager not made a payment of $312,339 to the Fund related to an operational error.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited)

1. Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. Prior to entering liquidation, the Fund’s investment objective was to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund sought to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There was no assurance that the Fund would achieve its investment objective.

On June 18, 2025, the Board of Directors (the “Board”) of the Fund, upon the recommendation of the Fund’s investment manager, J.P. Morgan Private Investments Inc. (“JPMPI”), and upon careful consideration, approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, substantially all of the assets of the Fund will be liquidated, known liabilities of the Fund will be satisfied, and the remaining proceeds will be distributed to the Fund’s Members. The Fund currently anticipates paying liquidating distributions in more than one installment, with an initial liquidating distribution being paid during the fourth calendar quarter of 2025 and the final liquidating distribution being paid during the third calendar quarter of 2027, although market, economic or other factors, including the timing of the Fund’s receipt of proceeds of redemptions from Investment Funds, could result in the Fund’s liquidating distributions being paid earlier or later than anticipated.

JPMPI is engaged in business and activities for the purposes of winding down the Fund’s business affairs and transitioning its portfolio to cash and cash equivalents in preparation for the orderly liquidation and subsequent liquidating distributions. In preparing for the liquidation and the process of transitioning its portfolio, the Fund will no longer be pursuing its investment objective or be managed consistent with its investment strategies as stated in the Private Placement Memorandum. This is likely to impact performance. Pending the Fund’s final distribution, the Fund may remain invested in certain Investment Funds, which means that certain of the Fund’s assets will still be exposed to the risks of the Fund’s investment program. The Fund is closed to any subscriptions and will not make any further tender offers to repurchase Interests.

Upon the distribution of all of the Fund’s assets, the Fund intends as soon as practicable to deregister under the Investment Company Act of 1940, as amended, and dissolve under Delaware law.

The following is a description of strategies used by third-party investment advisers:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 45-90 day redemption notice periods.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

1. Organization (continued)

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and has the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 45-90 day redemption notice periods.

JPMPI, a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors.

MSFMM, Inc. serves as the managing member of the Fund (the “Managing Member”).

The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital (“Members’ Capital”) resulting from operations during the reporting period. Actual results could differ from those estimates.

b. Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Board has designated the Administrator as the Valuation Designee, and the Administrator uses the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”), comprised of officers of the Fund and other personnel of the Administrator to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies with a fair value of $39,934,123, as disclosed on the Schedule of Investments, are designated as Level 1.

As of September 30, 2025, Investment Funds with a fair value of $51,073,423 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c. Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to September 30, 2025, but the investment is not effective until October 1, 2025. At September 30, 2025, the Fund did not make any commitment to purchase Investment Funds.

d. Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities or other in-kind distributions, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

e. Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by J.P. Morgan Investment Management Inc. (“JPMIM”) or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the table below.

Security Description	Value at March 31, 2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at September 30, 2025	Shares at September 30, 2025	Dividend Income	Capital Gain Distributions

JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 3.99% (a)	$ 12,881,231	$ 46,627,309	$ (19,574,417)	$-	$-	$ 39,934,123	39,934,123	$ 452,206	$-

(a) The rate shown is the current yield as of September 30, 2025.

f. Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from Investment Funds or affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in net change in unrealized appreciation (depreciation) on investments in non-affiliates on the Statement of Operations.

g. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to members (the “Members”); and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to the other Members’ Capital shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by JPMPI as the Fund’s adviser and/or administrator as described in Note 3.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

h. Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of September 30, 2025, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s tax returns for the prior three fiscal years remain subject to examination in general by the major tax jurisdictions.

i. Segment Reporting

In November 2023, the FASB issued Accounting Standards Update (“ASU”) No. 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures.” The adoption of this new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Chief Operating Decision Maker (“CODM”) is identified as the Fund management team, which comprises the Chief Investment Officer team, the named portfolio managers of the Adviser, and the officers of the Fund, including the Principal Executive Officer and the Principal Financial Officer. The Fund is considered an operating segment, and its performance and operating results are reviewed daily to make informed decisions regarding performance. The CODM utilizes performance indicators such as profit, loss, income, expenses, and performance returns. These operating measures are reflected in the financial reporting, including, but not limited to, the Statement of Assets, Liabilities and Members’ Capital, the Statement of Operations, and the Financial Highlights. These reports are among the many inputs used by the CODM to assess performance and make strategic decisions.

j. Recent Accounting Pronouncement

In December 2023, the FASB issued ASU No. 2023-09, “Improvements to Income Tax Disclosures”, which enhances income tax disclosures, including providing specific categories in the rate reconciliation and income taxes paid. This ASU is effective for fiscal years beginning after December 15, 2024, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end capital account balance of each Member, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. Effective July 1, 2025, JPMPI has contractually agreed to waive its management fee of 1.00% for the duration of the liquidation. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee was paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the six months ended September 30, 2025, the Management Fee earned by JPMPI totaled $1,101,290.

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.13% of the Fund’s month-end Members’ Capital before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the six months ended September 30, 2025, the Administration Fee earned by JPMPI totaled $143,168.

Prior to July 1, 2025, JPMPI had contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 1.92% on an annualized basis of the Fund’s Members’ Capital as of the end of each month.

Effective July 1, 2025, JPMPI has contractually agreed to waive its management fee of 1.00% and to waive fees and/or reimburse the Fund to the extent that annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 0.78% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. This arrangement will be in place through the entire duration of the liquidation of the Fund. There were fees of $575,548 waived pursuant to this agreement during the six months ended September 30, 2025.

The Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). JPMPI as the Fund’s adviser and/or administrator has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the six months ended September 30, 2025 was $22,599 paid by JPMPI. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

3. Management Fee, Related Party Transactions and Other (continued)

Though the Fund is closed to any new subscriptions, entities had previously been retained by the Fund to assist in the placement of interests. These entities (“Placement Agents”), which may have included the Investment Manager and its affiliates, were generally entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an interest through a Placement Agent. The placement fee would have been added to a prospective investor’s subscription amount; it would not constitute a capital contribution made by the investor to the Fund, nor would it have been included as part of the assets of the Fund. The placement fee could have been adjusted or waived at the sole discretion of the Placement Agent.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers receive no compensation from the Fund for serving in their respective roles.

4. Line of Credit

The Fund has a committed line of credit with Bank of America, N.A. in the amount of $32 million and from time to time may borrow cash under the credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a Secured Overnight Financing Rate (“SOFR”), is payable on a monthly basis. The Fund also pays a monthly facility fee at an annual rate of 0.50% on the daily unused amount of the line of credit. The Fund had no outstanding loan balance on this line of credit as of September 30, 2025. This agreement terminates on March 12, 2027.

During the six months ended September 30, 2025, the Fund had no borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense**	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$-	-%	$-§	-	$81,333§

*	For the days borrowings were outstanding.

**	For the six months ended September 30, 2025.

§	Interest expense and credit facility fees incurred for the six months ended September 30, 2025 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Bank of America, N.A. in an amount at least equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

5. Security Transactions

During the six months ended September 30, 2025, purchases and sales of investments (excluding short-term investments) amounted to $5,659,019 and $172,567,161, respectively.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

5. Security Transactions (continued)

At September 30, 2025, the estimated cost of investments for Federal income tax purposes was $273,818,991. Accordingly, gross unrealized appreciation on investments was $5,322,390 and gross unrealized depreciation was $188,133,835, resulting in net unrealized appreciation of $182,811,445. The estimated cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has received all Schedule K-1’s for the tax year ended December 31, 2024. The tax basis cost of investments as of September 30, 2025 is estimated based on information available.

6. Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month at the Fund’s then current NAV. Effective June 26, 2025, the Fund is closed to any subscriptions and will not make any further tender offers to repurchase Interests. Members will not be required to submit any written tender documentation in order to receive distributions in connection with the liquidation.

Prior to June 18, 2025, the Fund, from time to time, offered to repurchase Interests pursuant to written tenders by Members. These repurchases were made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expected to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 35% of the Fund’s Members’ Capital quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund was charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the six months ended September 30, 2025, the Fund earned Repurchase Fees of $375, which was included in the Statements of Changes in Members’ Capital. As part of the Plan of Liquidation, Repurchase fees for Members who have held Interests in the Fund for less than one-year will be waived.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

7. Risk Exposure

In pursuing its investment objectives, the Fund invests primarily in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

7. Risk Exposure (continued)

against traditional investment indices. The Investment Funds selected by the Fund will invest in actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to annual and may be subject to various lock-up provisions and early withdrawal fees.

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

Investment Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. This would be especially likely in times of general market turmoil and/or times in which the market for certain types of securities held by such Investment Fund is disrupted. In such a case, the Investment Manager would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund, but there can be no assurance that the Investment Manager will be able to do so in a timely or efficient manner.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

7. Risk Exposure (continued)

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s or Investment Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics, pandemics or endemics.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

9. Concentrations

As of September 30, 2025, all members of the Fund are clients of an affiliate of the Investment Manager, whose holdings collectively represented all of the Fund’s Members’ Capital. Significant Member transactions, if any, may impact the Fund’s performance.

10. Subsequent Events

Pursuant to the Plan of Liquidation, the Fund paid an initial liquidation distribution in the amount of $142,399,338 on November 14, 2025.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Board Approval of Investment Advisory Agreements (Unaudited)

Materials Requested Prior to Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray” or “Independent Legal Counsel”), counsel to the Independent Directors/Trustees, had prepared a letter on behalf of the Independent Directors/Trustees requesting information from J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”) in connection with the proposed continuance for an additional year of the Investment Management Agreements (the “Management Agreements”) between each of J.P. Morgan Access Multi-Strategy Fund, L.L.C. (“RIC I”) and J.P. Morgan Access Multi-Strategy Fund II (“RIC II,” and together with RIC I, the “Funds” and, each a “Fund”), and JPMPI.

The request was designed to address the requirement under Section 15(c) of the 1940 Act that the Directors/Trustees request and evaluate, and that the Adviser furnish, such information as may be reasonably necessary to evaluate the terms of the Management Agreements. JPMPI responded to the information requests, provided memoranda, and related materials and exhibits for consideration by the Directors/Trustees (each a “Board” and, collectively, the “Board”), which were provided to the Directors/Trustees in advance of the Meeting and included in the Meeting Materials (together, the “15(c) Materials”).

A Note Regarding Pending Fund Liquidations. At the Meeting, and contemporaneously with the Adviser’s proposal to continue of the Funds’ Management Agreements for an additional year, the Adviser also proposed, and the Board approved, a Plan of Liquidation pursuant to which each Fund will be liquidated and eventually terminated (the “Fund Liquidations”) during an orderly winddown period currently anticipated to be completed during third calendar quarter of 2027 (the “Wind Down Period”). During the Wind Down Period, each Fund will engage in the process of redeeming its investments in underlying hedge funds and transitioning its portfolio to cash and cash equivalents in preparation for its orderly liquidation, and will no longer pursue its investment objective or be managed consistent with its disclosed investment strategies. Subject to annual Board approval, the Adviser will continue to serve as each Fund’s investment manager during the Wind Down Period, including to oversee the liquidation of the Funds’ investments and ongoing investment, operational, compliance and other needs. In connection with the Fund Liquidations, effective July 1, 2025, the Adviser (i) contractually agreed to waive all of its management fee of 1.00% per annum from each Fund under its Management Agreement and (ii) agreed to revise its expense limitation arrangements with each Fund, pursuant to which the Adviser will waive fees and/or reimburse expenses such that the Fund’s total operating expenses (excluding certain expenses) will not exceed 0.78% for RIC I and 1.00% for RIC II per annum (which in each case represents a reduction from the previously effective expense limits of 1.92% for RIC I and 2.00% for RIC II) (the “Liquidation-Related Fee Waivers/Expense Limitations”).

In this regard, in considering the proposed continuance of the Management Agreements for an additional year, the Directors/Trustees considered information and factors summarized below regarding the Adviser’s services under the Management Agreements to date and, as applicable, also took into account the revised roles and responsibilities the Adviser would serve under the Management Agreements going forward in light of the pending Fund Liquidations, as well as the Adviser’s agreement to observe the Liquidation-Related Fee Waivers/Expense Limitations during the Wind Down Period.

Set forth below is a summary of the material factors evaluated by the Directors/Trustees that formed the basis for the Board’s approval of the continuation of the Management Agreements for an additional year. The Directors’/Trustees’ conclusions as to the approval of the continuation of the Management Agreements were based on a comprehensive consideration of all information provided to the Directors/Trustees. In deciding whether to approve the continuation of the Management Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Directors’/Trustees’ deliberations are described below, although individual Directors/Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Board Approval of Investment Advisory Agreements (Unaudited) (continued)

Materials Reviewed. In considering the approval of the continuation of the Management Agreements, the Directors/Trustees reviewed the 15(c) Materials and related exhibits and other information which included, among other items, (i) the terms of the Management Agreements, (ii) comparative fee and expense information and comparative performance information of 1940 Act funds of hedge funds developed by Broadridge Financial Solutions/Lipper (“Broadridge”) and of any comparable funds or accounts managed by the Adviser, (iii) performance of the Funds compared to applicable benchmarks/indices, (iv) comparisons of Broadridge information with respect to the acquired fund fees and expenses of underlying hedge funds in which the Funds and comparable 1940 Act funds of hedge funds invest, (v) descriptions of various services and functions performed by the Adviser for the Funds, such as portfolio management, compliance monitoring, risk management, valuation and administrative, accounting, legal and other services, (v) the estimated costs to the Adviser of providing such services, (vi) information regarding the Adviser’s compliance policies and procedures applicable to the Funds, (vii) the Adviser’s balance sheet and other financial information, (viii) information regarding the Adviser’s corporate organizational structure and biographical information of key personnel of the Adviser and its affiliates who provide services to the Funds, (ix) information regarding estimated profitability to the Adviser from its relationship with the Funds, (x) information regarding potential economies of scale, (xi) information regarding potential ancillary or “fall out” benefits to the Adviser and its affiliates from the Adviser’s relationship with the Funds and (xii) information regarding the Funds’ historical tender offers and asset levels. The Directors/Trustees also reviewed a memorandum prepared by Independent Legal Counsel regarding the responsibilities of the Directors/Trustees in considering the approval of the continuation of the Management Agreements under applicable law.

Review Process. Following their receipt and review of the 15(c) Materials, the Independent Directors/Trustees held an initial meeting via video conference on May 20, 2025 during which representatives from the Adviser (sometimes referred to herein as “management”) presented to the Independent Directors/Trustees regarding the 15(c) Materials and the related proposed continuance of the Management Agreements, as well as the Funds’ administration and distribution-related (placement agency) contracts and responded to various questions from the Independent Directors/Trustees. The Independent Directors/Trustees held a subsequent video meeting on May 24, 2025 with Ropes & Gray to consider the 15(c) Materials and management’s presentations and related deliberations during the initial meeting held on May 20. The Independent Directors/Trustees formulated questions and requests for follow-up information from management, which Ropes & Gray subsequently communicated to the Adviser in writing. The Adviser responded to the follow-up questions and requests either in writing or orally at the Meeting. The Independent Directors/Trustees and Ropes & Gray held additional executive sessions in connection with the 15(c) Materials, one of which included the interested Chair of the Board and other representatives of the Adviser. The Directors/Trustees also received written and oral presentations during the Board’s regular meetings throughout the year on matters related to the Management Agreements. As indicated, at several points during the review process, Independent Directors/Trustees discussed the proposed continuation of the Management Agreements during executive sessions held with Independent Legal Counsel at which no representatives of management were present.

Nature, Extent and Quality of Services. The Directors/Trustees considered the depth and quality of the investment management process of JPMPI, including with respect to its selection and ongoing review and monitoring of underlying hedge funds in which the Funds invest and their managers. They also considered experience and capabilities of the Adviser’s senior management, investment and other personnel and the overall financial strength and stability of JPMPI and the broader JPMorgan organization. The Directors/Trustees also considered the nature, extent and quality of the various services that JPMPI provides under the Management Agreements and other agreements, including the separate administration agreements between JPMPI and the Funds. In this regard, the Directors/Trustees noted JPMPI’s continuing investments in technology and other resources to support its investment management, compliance, accounting, risk management and other services on behalf of the Funds, as well as JPMPI’s continuing efforts to attract and retain qualified personnel and to

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Board Approval of Investment Advisory Agreements (Unaudited) (continued)

provide services to the Funds and maintain and enhance its related resources and systems. The Directors/Trustees also considered JPMPI’s policies, procedures and systems designed to promote the Funds’ compliance with applicable laws and regulations and its processes to keep the Directors/Trustees informed about matters relevant to the Funds and their shareholders. Among other information, the Directors/Trustees also took into account certifications received from JPMPI confirming the adequacy of the Adviser’s compliance program and code of ethics.

The Directors/Trustees also took into account the revised roles and responsibilities the Adviser during the coming year in light of the pending Fund Liquidations, as well as the Adviser’s agreement to observe the Liquidation-Related Fee Waivers/Expense Limitations during the Wind Down Period.

Investment Performance. As part of their review of the services provided by the Adviser, the Directors/Trustees reviewed the performance of each of the Funds, including in reference to the Broadridge report which contained, among other information, comparisons of each Fund’s performance for 1-, 3-, 5-year and since inception periods ended December 31, 2024 to a performance universe of peers funds selected by Broadridge and to the Funds’ benchmark index. In reviewing the comparative information, the Adviser discussed with the Directors/Trustees various limitations with respect to the comparability of the performance of the Funds to the identified peer funds and benchmarks, including that the Funds are diversified, multi-strategy funds, while many peer funds and the benchmark represent strategy-specific and non-diversified investment mandates, noting managed futures funds as an example. They also noted the limited universe of 1940 Act funds that invest principally in private hedge funds that was available for comparative purposes, and that the Broadridge report did not include a smaller performance peer group for this reason.

The Directors/Trustees considered information provided with the 15(c) Materials and throughout the year by the Adviser with respect to its diligence, selection process and monitoring of the performance of the hedge funds in which the Funds invest and their managers. They also considered the role of each Fund within the managed account portfolios for JPMorgan clients to provide a diversification benefit from traditional stocks and bonds and downside protection across different market environments as well as exposure to a diversified portfolio of private hedge funds to which the clients may not otherwise have access due to the high barriers to entry.

The Directors/Trustees noted that, as indicated in the Broadridge report, RIC I had total return performance in the 3rd, 3rd and 4th quintiles, and RIC II in the 3rd, 4th and 4th quintiles, versus the Fund’s performance universe of peer funds for the 1-, 3- and 5-year periods ended December 31, 2024, respectively. They noted that each Fund had total return performance in the 5th quintile versus its peer fund performance universe for the since inception period through December 31, 2024. The Directors/Trustees also took into account that (i) RIC I outperformed its benchmark index for the 1-year and 3-year periods ended December 31, 2024 and underperformed the benchmark for the 5-year and since inception periods and (ii) RIC II outperformed its benchmark index for the 1-year period ended December 31, 2024 and underperformed the benchmark for the 3-year, 5-year and since inception periods.

The Directors/Trustees also took into account that the investment performance of both Funds would be impacted going forward in light of the pending Fund Liquidations because the Funds will no longer pursue their investment objectives or be managed consistent with their disclosed investment strategies.

Fees and Total Expenses. In considering the fees and expenses of each Fund, the Directors/Trustees took into account a number of factors, including the type and complexity of the services provided to the Funds under the Management Agreements and other agreements, the estimated cost of providing such services, the risks assumed by JPMPI in serving as investment managers to the Funds and providing such services, the impact on potential returns from different levels of fees, the fees and expenses charged by the underlying hedge funds in which the

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Board Approval of Investment Advisory Agreements (Unaudited) (continued)

Funds invest, the competitive marketplace for financial products, and the attractiveness of potential returns to investors in the Funds. The Directors/Trustees noted that each Fund receives substantially similar investment management services from JPMPI, including asset allocation, investment oversight and other management services.

The Directors/Trustees reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) in comparison to the average and median fees and expense levels of peers funds selected by Broadridge, taking into account the expense limitation agreements observed by the Adviser for the Funds prior to the Adviser’s adoption of the Liquidation-Related Fee Waivers/Expense Limitations. Among other information, the Directors/Trustees noted that both Funds were in the 4th quintile (with the 1st quintile representing the lowest fees/expenses) for each of contractual management fees, actual management fees and total expenses in comparison to the Broadridge peer group. The Directors/Trustees took into account that management fees for these purposes were comprised of both fees paid under the Management Agreements and administration fees paid by the Funds to the Adviser under its separate administration agreements with the Funds, and that the Adviser pays a portion of such administration fees to the Funds’ sub-administrator.

The Directors/Trustees also took into account that the Adviser had agreed to observe the Liquidation-Related Fee Waivers/Expense Limitations for the Funds during the Wind-Down Period, which is expected to result in each Fund having relatively low fees and expenses among its peer group for the coming year.

The Directors/Trustees also noted that the total expense comparisons in the Broadridge report did not include the fees and expenses attributable to underlying hedge funds in which the Funds or the peer funds invest (“Acquired Fund Fees and Expenses”). The Directors/Trustees considered separate information provided by Broadridge comparing Acquired Fund Fees and Expenses of the Funds to various funds in the Broadridge peer group. They took into account the Adviser’s explanation that the Acquired Fund Fees and Expenses comparisons do not represent particularly meaningful comparative information because they represent a particular point in time and can vary significantly from period to period, including due to the impact of any performance or incentive fees charged by some peer funds, the structure of the funds in the peer group, which includes certain funds with a master feeder structure, and can be difficult to discern from available underlying hedge fund disclosure documents (which in certain cases predated 2024), among other factors.

Adviser Costs, Level of Profits and Economies of Scale. The Directors/Trustees considered the estimated profits realized by the Adviser during 2024 from the Management Agreements and in connection with the operation of the Funds based on profitability information included in the 15(c) Materials. Among other information, the Directors/Trustees considered the Funds’ operating expenses and estimated costs to the Adviser of providing services to the Funds. In addition, they considered the methodologies used by the Adviser to estimate profitability, including reviewing the Funds’ combined profitability as well as at the individual Fund level. They also considered the impact of the then-existing expense limitation agreement and fee waiver agreement observed by the Adviser on its estimated profitability for 2024, as well as the anticipated impact of the Liquidation-Related Fee Waivers/Expense Limitations going forward, which are expected to reduce the Adviser’s profitability (if any) with respect to the Funds during the Wind-Down Period.

In addition to Fund-specific profitability estimates, the Directors/Trustees took into account that J.P. Morgan and its affiliates may be profitable with respect to the managed accounts that invest in the Funds and/or with respect to any services they may provide to underlying funds in which the Funds invest. It was noted that the fees and expenses charged to the Funds for advisory, administration and other third-party operating expenses are not duplicative with the fees, expenses and operating expenses of the underlying hedge funds in which the Funds invest.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Board Approval of Investment Advisory Agreements (Unaudited) (continued)

The Directors/Trustees further noted that the management fee rates to be paid to JPMPI do not have break points, but that the Adviser had agreed to observe the Liquidation Fee Waivers/Expense Limitations.

Ancillary Benefits. The Directors/Trustees considered whether the Adviser or any of their affiliates may receive other ancillary or “fall out” benefits as a result of their relationship with the Funds. The Directors/Trustees considered that the Funds have benefited the Adviser and its affiliates by enhancing their discretionary product offering to clients of J.P. Morgan Private Bank and J.P. Morgan Securities LLC (“JPMS”). The Directors/Trustees considered that the Funds have historically to been offered to J.P. Morgan Private Bank discretionary clients as part of a multi-asset separately managed portfolio and that J.P. Morgan Chase Bank (“JPMCB”) earns a portfolio management fee (“PMF”) on assets invested in such managed accounts, but that JPMCB does not earn a PMF on the portion of any managed account which is invested in the Funds. The Board also considered that J.P. Morgan may provide brokerage services to underlying hedge funds in which the Funds invest in compliance with applicable law and that JPMS earns a placement agent fee on initial investments from clients that purchase the Funds through an applicable brokerage account, but that most clients purchase and hold the Funds through managed accounts for which no placement agent fee is charged. Additionally, the Directors/Trustees noted that JPMS or other affiliates of the Adviser may enter into placement agent agreements with an adviser of an underlying fund pursuant to which such adviser may compensate affiliates of the Adviser.

The Directors/Trustees also took into account that the Funds are no longer being offered to new investors in light of the pending Fund Liquidations, and that any ancillary/fall out benefits the Adviser and its affiliates may receive with respect to the Funds should diminish during the Wind Down Period and no longer exist following the Fund Liquidations.

Conclusions. After reviewing and considering these and other factors described herein, the Directors/Trustees concluded, in their reasonable business judgment, within the context of their overall conclusions regarding the Management Agreements and based on information provided and related representations made by the Adviser, that they were satisfied that fees payable under the Management Agreements, taking into account the Liquidation Fee Waivers/Expense Limitations, represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Adviser during the Wind-Down Period, and that based on the information provided by the Adviser and taking into account the various assumptions made, the estimated profitability (if any) of the Adviser did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Directors/Trustees, including the Independent Directors/Trustees, unanimously concluded that the terms of the Management Agreements are fair and reasonable to each Fund, and approved the continuance of the Management Agreements for an additional one-year term, with such approval being conditioned on the Adviser’s observance of the Liquidation Fee Waivers/Expense Limitations.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended September 30, is available without charge, upon request, by calling 1-212-464-2070, and (ii) on the Commission’s website at http://www.sec.gov.

(b)	Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Executive Officer

Date	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Executive Officer

Date	December 5, 2025

By (Signature and Title)*	/s/ Tricia Larkin
Tricia Larkin
Principal Financial Officer

Date	December 5, 2025

* Print the name and title of each signing officer under his or her signature.